EXHIBIT 10.11(e)

                FIRST AMENDMENT TO INVENTORY REPURCHASE AGREEMENT


      THIS FIRST AMENDEMENT, dated as of the 27th day of October, 1998, is to that certain Inventory Repurchase Agreement dated as of February 28, 1997 (as amended hereby, the "Agreement") by and among

      NETZLER & DAHLGREN CO. AB, a Swedish corporation (the "Seller");

      NDC AUTOMATION, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower");

      NATIONAL BANK OF CANADA, a Canadian chartered bank ("NBC"); and

      NATIONAL CANADA BUSINESS CORP., a Delaware corporation ("NCBC" hereinafter NBC and NCBC may be refereed to collectively as the "Lenders").


RECITALS:

   A. The Seller and the Borrower have requested that the Lenders make a change in the amount of the Seller's repurchase obligations set forth in the Agreement.

   B. The Lenders have agreed to make a change in the amount of the Seller's repurchase obligations set forth in the Agreement as set forth herein.


   NOW,  THEREFORE, the parties hereto agree as follows:

   A. Section 2 of the Agreement is amended by replacing the amount "$400,000.00" with the amount of "$300,000.00".

   B. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original.

   C. This First Amendment and the Agreement, as amended hereby, shall be deemed to be contracts make under and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

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            IN WITNESS WHEREOF, the Borrower and the Lenders have caused the
      First Amendment to be executed under seal by their duly authorized corporate officers all as of the day and year first above written.



                                    NETZLER & DAHLGREN CO. AB

                                    By /s/Anders Dahlgren /s/ Jan Jutander
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                                    Title Vice Presidents
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                                    NDC AUTOMATION, INC.

                                    By  /s/ Claude Imbleau
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                                    Title CFO
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                                    NATIONAL BANK OF CANADA

                                    By /s/ SIGNATURE ON FILE
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                                    Title
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                                    By /s/ SIGNATURE ON FILE
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                                    Title
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                                    NATIONAL CANADA BUSDINESS CORP.

                                    By /s/ SIGNATURE ON FILE
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                                    Title
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                                    By /s/ SIGNATURE ON FILE
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                                    Title
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